UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 28, 2021
ARES COMMERCIAL REAL ESTATE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35517	45-3148087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
245 Park Avenue, 42nd Floor, New York, NY 10167
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ACRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 28, 2021, ACRE Commercial Mortgage 2021-FL4 Ltd. (the “Issuer”) and ACRE Commercial Mortgage 2021-FL4 LLC (the “Co-Issuer”), both wholly owned indirect subsidiaries of Ares Commercial Real Estate Corporation (the “Company”), entered into an Indenture (the “Indenture”) with ACRC Lender LLC, as advancing agent, Wells Fargo Bank, National Association, as note administrator (“Wells Fargo”), and Wilmington Trust, National Association, as trustee, which governs the issuance of approximately $603 million principal balance secured floating rate notes (the “Notes”).

The Notes are collateralized by interests in a pool of (a) 11 fully-funded pari-passu participations in commercial real estate mortgage loans and (b) 12 whole commercial real estate mortgage loans (collectively, the “Mortgage Assets”) having a total principal balance of approximately $667 million. During the period ending in April 2024 (the “Companion Participation Acquisition Period”), the Issuer may use certain principal proceeds from the Mortgage Assets to acquire additional funded pari-passu participations related to the Mortgage Assets that meet certain acquisition criteria.

The sale of the Mortgage Assets to the Issuer is governed by a Mortgage Asset Purchase Agreement (the “Mortgage Asset Purchase Agreement”) between ACRC Lender LLC, a wholly owned subsidiary of the Company (the “Seller”), and the Issuer, in which the Seller made certain customary representations, warranties and covenants.

In connection with the securitization, the Issuer and Co-Issuer offered and issued the following classes of Notes: Class A, Class A-S, Class B, Class C, Class D and Class E Notes (collectively, the “Offered Notes”) to third party investors. A wholly owned subsidiary of the Company retained approximately $127 million of the Notes and $64 million of preferred equity in the Issuer.

The aggregate principal balance of the Offered Notes is approximately $540 million, the initial weighted average coupon of the Offered Notes is LIBOR plus 1.17% per annum and the advance rate is 81%. The initial note balance and interest rate of the Offered Notes are as follows:

Class	Initial Note Balance	Interest Rate

Class A	$365,318,000	LIBOR + 0.83%
Class A-S	31,695,000	LIBOR + 1.10%
Class B	36,698,000	LIBOR + 1.40%
Class C	50,878,000	LIBOR + 1.75%
Class D	45,873,000	LIBOR + 2.60%
Class E	10,009,000	LIBOR + 3.10%

The Company used the net proceeds to repay outstanding amounts under its secured funding facilities and for general working capital.

The foregoing discussion of the Indenture and the Mortgage Asset Purchase Agreement does not purport to be a complete description of the terms of such agreements and is qualified in its entirety by reference to (i) the Indenture, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and (ii) the Mortgage Asset Purchase Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K, both of which are incorporated herein by reference.

Certain statements contained in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities and Exchange Act of 1934, as amended (“Exchange Act”), which relate to future events or the Company’s future performance or financial condition, and such statements are intended to be covered by the safe harbor provided by the same. Such statements are intended to be identified by using words such as “believe,” “expect,” “intend,” “estimate,” “anticipate,” “will,” “project,” “plan” and similar expressions in connection with any discussion of future operating or financial performance. Readers are cautioned not to put undue reliance on such forward-looking statements. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results could differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statements made herein, whether as a result of new information, future events or otherwise, except as required by law.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 29, 2021, the Company issued a press release announcing the closing of the collateralized loan obligation described in Items 1.01 and 2.03 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item.

The information disclosed in this Item 7.01, including Exhibit 99.1, is being furnished and will not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor will it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits:

Exhibit Number	Description
10.1
Indenture dated as of January 28, 2021, among ACRE Commercial Mortgage 2021-FL4 Ltd, as issuer, ACRE Commercial Mortgage 2021-FL4 LLC, as co-issuer, ACRC Lender LLC, as advancing agent, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as note administrator.

10.2	Mortgage Asset Purchase Agreement, dated as of January 28, 2021, between ACRC Lender LLC, as seller, and ACRE Commercial Mortgage 2021-FL4 Ltd., as issuer, and agreed and acknowledged by ACRC 2017-FL3 Holder REIT LLC.
99.1	Press Release dated January 29, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES COMMERCIAL REAL ESTATE CORPORATION

Date:	January 29, 2021	By:	/s/ Anton Feingold
		Name:	Anton Feingold
		Title:	General Counsel, Vice President and Secretary